UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
November 17, 2008	0-51715

SPORT-HALEY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer
Identification Number)

4600 E. 48th Avenue

Denver, Colorado 80216

303/320-8800

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previously Engaged Independent Registered Public Accounting Firm.

(i)  Gordon Hughes & Banks LLP (“GH&B”), of Denver, Colorado, has resigned as Sport-Haley, Inc.’s (“the Company”) independent registered public accounting firm.  Effective as of November 1, 2008, GH&B entered into an agreement with Eide Bailly LLP, in which Eide Bailly LLP acquired the operations of GH&B and certain of the professional staff and shareholders of GH&B, joined Eide Bailly LLP either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly LLP.  On November 17, 2008, the Company, through and with the approval of its Audit Committee, engaged Eide Bailly LLP as its independent registered accounting firm for the interim periods of fiscal 2009.

(ii) GH&B’s reports on the Company’s financial statements for the past two fiscal years do not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) GH&B’s resignation as the Company’s independent accountant was accepted by the Company’s Audit Committee on November 17, 2008.

(iv) During the two most recent fiscal years, and any subsequent interim period preceding GH&B’s resignation, the Company has not had any disagreements with GH&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)  There were no reportable events (as defined in the Regulation S-K Item 304(a)(1)(v)) in connection with the Company’s two most recent fiscal year audits, or in any subsequent interim period preceding GH&B’s resignation.

The Company requested that Gordon Hughes & Banks LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Gordon Hughes & Banks LLP in response to this request, dated November 18, 2008, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm.

(i)  On November 17, 2008, the Audit Committee of the Company’s board of directors engaged the firm Eide Bailly LLP, to act as the Company’s independent registered public accounting firm for the interim periods of fiscal 2009.

(ii)   During the fiscal years ended June 30, 2008 and 2007 and any subsequent interim period, neither the Company nor anyone on behalf of the Company consulted with Eide Bailly LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Gordon Hughes & Banks LLP to the Securities and Exchange Commission, dated November 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: November 18, 2008	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer